Exhibit 10.15

Lock-up Agreement

December 14, 2012

Empeiria Acquisition Corporation

142 W. 57th Street, 11th Floor

New York, NY 10019

RE:	Acquisition of Integrated Drilling Equipment Company

Holdings Inc. (“IDE”) by Empeiria Acquisition Corp. (the “Company”)

Ladies & Gentlemen:

The undersigned (the “Holder”) is delivering this lock-up letter agreement to you in connection with, and as a condition to, the closing of the transactions contemplated by the Agreement and Plan of Merger, dated October 19, 2012 (as amended from time to time, the “Merger Agreement”), by and among EAC, IDE Acquisition Co., LLC, a Delaware limited liability company (“Merger Sub”), IDE, and Stephen Cope, as Representative (as defined therein) (such transactions, the “Transactions”). In connection with the Transactions, the undersigned will receives shares of common stock, par value $.0001 per share, of the Company (“Shares”). Annex A sets forth definitions for capitalized terms used in this letter agreement that are not defined in the body of this letter agreement. Those definitions are a part of this letter agreement.

In consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees that, during the Lock-up Period, the undersigned will not (and will cause any Family Member not to), without the prior written consent of the Company, which may withhold its consent in its sole discretion:

•

Sell or Offer to Sell any Shares or Related Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned or such Family Member,

•	enter into any Swap,

•

make any demand for, or exercise any right with respect to, the registration under the Securities Act of the offer and sale of any Shares or Related Securities, or cause to be filed a registration statement, prospectus or prospectus supplement (or an amendment or supplement thereto) with respect to any such registration, or

•	publicly announce any intention to do any of the foregoing.

The foregoing will not apply to any registration permitted pursuant to the Registration Rights Agreement, dated the date hereof, by and between the Company and the undersigned (provided, that, for the avoidance of doubt, Shares registered pursuant to such agreement shall still be subject to the terms of this Agreement), the issuance of Shares to the undersigned in connection with the Transactions or the issuance or forfeiture of Shares in accordance with the terms of Sections 1.05(e), 1.05(f) or 1.12(a) or Article VIII of the Merger Agreement. In addition, the foregoing restrictions shall not apply to the transfer of Shares or Related Securities by gift, or by will or intestate succession to a Family Member or to a trust whose beneficiaries consist exclusively of one or more of the undersigned or one or more Family Members; provided, however, that in any such case, it shall be a condition to such transfer that:

•

each transferee executes and delivers to the Company an agreement in form and substance satisfactory to the Company stating that such transferee is receiving and holding such Shares or Related Securities subject to the provisions of this letter agreement and agrees not to Sell or Offer to Sell such Shares or Related Securities, engage in any Swap or engage in any other activities restricted under this letter agreement except in accordance with this letter agreement (as if such transferee had been an original signatory hereto), and

•

prior to the expiration of the Lock-up Period, no public disclosure or filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) shall be required, or made voluntarily, reporting a reduction in beneficial ownership of Shares in connection with such transfer.

The undersigned further agrees that the foregoing provisions shall be equally applicable to any Shares the undersigned may purchase or otherwise receive after the date hereof.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or Related Securities held by the undersigned and the undersigned’s Family Members, if any, except in compliance with the foregoing restrictions.

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares. The undersigned will not, and will cause any Family Member not to take, directly or indirectly, any such action.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this letter agreement. This letter agreement is irrevocable and will be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.

The undersigned acknowledges that the Company and the other parties to the Merger Agreement are relying on the representations and agreements of the undersigned contained in this letter agreement in connection with, and as an inducement to enter into and consummate, the Merger Agreement and the Transactions.

This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law provisions thereof.

[Signature page follows]

2

/s/ Stephen D. Cope
Holder: Stephen D. Cope

/s/ Ronald Moreau
Holder: Ronald Moreau

/s/ Eric Storm
Holder: Eric Storm

/s/ Richard Dodson
Holder: Richard Dodson

/s/ Jeff Sweet
Holder: Jeff Sweet

/s/ Kelly P. Cope
Holder: Kelly P. Cope

/s/ Stephen K. Cope
Holder: Stephen K. Cope

/s/ Vicki L. Cope
Holder: Vicki L. Cope

/s/ Lauren A. Little
Holder: Lauren A. Little

/s/ Bruce Burnham
Holder: Bruce Burnham

/s/ Greg Kimbrough
Holder: Greg Kimbrough

Holder: SDC Management Services, LLC

By:	/s/ Stephen D. Cope
Name:	Stephen D. Cope
Title:	Authorized Officer

Signature page to Lock-Up Agreement

Certain Defined Terms

Used in Lock-up Agreement

For purposes of the letter agreement to which this Annex A is attached and of which it is made a part:

•	“Call Equivalent Position” shall have the meaning set forth in Rule 16a-1(b) under the Exchange Act.

•	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

•

“Family Member” shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise). “Immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act.

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“Lock-up Period” shall mean the period beginning on the date hereof and continuing through the close of trading on either (a) the date that is 12 months after the date hereof or (b) with respect to any Holder who is subject to a written employment agreement with the Company or a subsidiary of the Company, other than Stephen Cope, the earlier of (i) 12 months after the date hereof and (ii) the date of the Holder’s termination of employment with the Company or such subsidiary either (x) by the Company or such subsidiary without Cause or without Good Cause (each as defined in such employment agreement), as applicable, (y) by the Holder for Good Reason (as defined in such employment agreement) or (z) if the employment agreement does not contain a definition of Good Reason, but contains a substantially similar concept upon which the Holder is entitled to receive severance payments or benefits in addition to accrued amounts upon a termination of employment with the Company or such subsidiary, on the date of such termination.

•	“Put Equivalent Position” shall have the meaning set forth in Rule 16a-1(h) under the Exchange Act.

•

“Related Securities” shall mean any options or warrants or other rights to acquire Shares or any securities exchangeable or exercisable for or convertible into Shares, or to acquire other securities or rights ultimately exchangeable or exercisable for or convertible into Shares.

•	“Securities Act” shall mean the Securities Act of 1933, as amended.

•	“Sell or Offer to Sell” shall mean to:

•	sell, offer to sell, contract or grant an option to sell or lend,

•	effect any short sale or establish or increase a Put Equivalent Position or liquidate or decrease any Call Equivalent Position

•	pledge, hypothecate or grant any security interest in, or

•	in any other way transfer or dispose of, in each case whether effected directly or indirectly.

•

“Swap” shall mean any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Shares or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise.

Capitalized terms not defined in this Annex A shall have the meanings given to them in the body of this lock-up agreement.